UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:  January 20, 1997

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


   0-20260 and 1-11440                                     06-1150326
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(Commission File Numbers)                      (IRS Employer Identification No.)


One Manhattanville Road, Purchase, NY                           10577
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000


Registrant's former name: IVF America, Inc.



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 ITEM 2. Acquisition of Significant Business

       On January 7, 1997, the Registrant entered into an asset purchase agreement with the Bay Area Fertility and Gynecology Medical Group, a California Partnership ( the "Partnership"), and a long-term management agreement with the Bay Area Fertility and Gynecology Medical Group, Inc., a California professional corporation which is the successor to the Partnership's medical practice ("Bay Area Fertility" or the "Medical Group"). Located in San Ramon, California, Bay
Area Fertility is one of California's premiere providers of infertility and assisted reproductive technology (ART) services. Founded in 1976, Bay Area Fertility was one of the first providers of ART services in California and today has one of the region's largest and most successful programs. Bay Area Fertility is currently under the medical leadership of Arnold Jacobson, MD, Donald Galen, MD, and Louis Weckstein, MD., (the "Physicians").

        The aggregate purchase price was approximately $2.0 million, of which $1.5 million was paid by the Registrant in cash and $0.5 million was paid in the form of the Registrant's Common Stock, or 333,333 shares of the Registrant's Common Stock, at closing. The Company funded the purchase price from proceeds raised in its public offering of Preferred Stock in May 1993. In determining the purchase price, the Registrant considered, among other factors, the past and projected revenues generated by Bay Area Fertility. In addition to the exclusive right to manage the Medical Group, the Registrant acquired other assets which primarily consisted of the name "Bay Area Fertility" and medical equipment and furniture and fixtures which will continue to be used by the Medical Group in the provision of infertility and ART services.

       Under long term employment agreements with Bay Area Fertility, the Physicians will provide medical services, as defined.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Information of Business Acquired
       To be filed by amendment. The Company believes it is impractical to provide such information as of the date hereof. Such information shall be filed with the Commission no later than March 24, 1997.

(b) Pro Forma Financial Information (unaudited)
       To be filed by amendment. The Company believes it is impractical to provide such information as of the date hereof. Such information shall be filed with the Commission no later than March 24, 1997.

(c) Exhibits

       Exhibit No.                  Description of Exhibit

          10.61 Management Agreement dated January 7, 1997 by and between the Registrant and Bay Area Fertility and Gynecology Medical Group, Inc.

          10.62       Asset  Purchase  Agreement  dated  January  7, 1997 by and
                      between  the   Registrant   and  Bay  Area  Fertility  and
                      Gynecology Medical Group, a California Partnership.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INTEGRAMED AMERICA, INC.
                                              (Registrant)




Date:    January 20, 1997                     By:  /s/Dwight P. Ryan
                                                   ------------------
                                                   Dwight P. Ryan
                                                   Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)